UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2013

ScanSource, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	000-26926	57-0965380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Logue Court

Greenville, South Carolina 29615

(Address of principal executive offices) (zip code)

(864) 288-2432

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 2, 2013, ScanSource, Inc. (the “Company”) issued a press release to announce that it had filed a Complaint in the U.S. District Court, Atlanta, Georgia on January 2, 2013, against Avanade, Inc. The press release is attached as Exhibit 99.1 hereto. The Complaint filed by the Company is attached as Exhibit 99.2 hereto.

The information contained herein, including Exhibits 99.1 and 99.2, is furnished pursuant to, and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. By furnishing this information on Form 8-K, the Company makes no admission as to the materiality of any of the information in this Report that is furnished under this Item 7.01. The information contained in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by ScanSource, Inc. dated January 2, 2013

99.2	Complaint filed by ScanSource, Inc. in the U.S. District Court, Atlanta, Georgia

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

	By:	/s/ John J. Ellsworth
January 2, 2013	Name: Its:	John J. Ellsworth Vice President, Corporate Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by ScanSource, Inc. dated January 2, 2013

99.2	Complaint filed by ScanSource, Inc. in the U.S. District Court, Atlanta, Georgia

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